UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2005

Dayton Superior Corporation

(Exact name of Registrant as specified in its charter)

Ohio	1-11781	31-0676346

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

7777 Washington Village Drive, Dayton, Ohio		45459

(Address of principal executive offices)		(Zip code)

937-428-6360
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On February 25, 2005, we amended our $95 million senior secured revolving credit facility with General Electric Capital Corporation (GE Capital) and General Motors Acceptance Corporation (GMAC) regarding sale leasebacks, effective February 23, 2005. A copy of the amendment dated February 23, 2005 is attached to this Report as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

10.1	Amendment No.2, senior secured revolving credit facility

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAYTON SUPERIOR CORPORATION
Date: March 1, 2005	By:	/s/ Edward J. Puisis Edward J. Puisis Vice President and Chief Financial Officer